                                      L E A S E





Landlord: West Acres Office Park



Tenant:   Great Plains Software, Inc.








Dated:    October 1, 1983



Commencement Date: October 1, 1983

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                             WEST ACRES OFFICE PARK LEASE

                                  TABLE OF CONTENTS

                                                             Paragraph      Page
                                                             ---------      ----

    ACCEPTANCE OF PREMISES . . . . . . . . . . . . . . . .      10           4

    ACCESS TO PREMISES . . . . . . . . . . . . . . . . . .      39          16

    ACCORD AND SATISFACTION. . . . . . . . . . . . . . . .      46          19

    ADDITIONAL HOLDINGS TO BE CONSTRUCTED. . . . . . . . .      55          20

    ADJACENT EXCAVATION. . . . . . . . . . . . . . . . . .      56          20

    ALTERATIONS AND IMPROVEMENTS . . . . . . . . . . . . .      14           5

    ASSIGNMENT & SUBLETTING. . . . . . . . . . . . . . . .      13           4

    ATTORNMENT . . . . . . . . . . . . . . . . . . . . . .      30          10

    BASE RENT. . . . . . . . . . . . . . . . . . . . . . .       6           3

    BROKERAGE. . . . . . . . . . . . . . . . . . . . . . .      51          19

    BUILDING . . . . . . . . . . . . . . . . . . . . . . .       8           4

    COMMENCEMENT AND TERM. . . . . . . . . . . . . . . . .       4           3

    COMMON AREA. . . . . . . . . . . . . . . . . . . . . .       3           3

    COMMON AREAS DEFINED . . . . . . . . . . . . . . . . .      20           8

    CONDEMNATION OF LESS THAN FEE. . . . . . . . . . . . .      34          13

    CONSENT AND APPROVAL . . . . . . . . . . . . . . . . .      47          19

    CONSTRUCTION . . . . . . . . . . . . . . . . . . . . .       7           3

    CONTROL OF COMMON AREAS. . . . . . . . . . . . . . . .      19           7

    DAMAGE OR DESTRUCTION. . . . . . . . . . . . . . . . .      32          11

    DEFAULT--RIGHT TO RE-ENTER . . . . . . . . . . . . . .      35          14

    EMINENT DOMAIN . . . . . . . . . . . . . . . . . . . .      33          13

    ENTIRE AGREEMENT . . . . . . . . . . . . . . . . . . .      48          19

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                                                             Paragraph      Page
                                                             ---------      ----

    ESTOPPEL CERTIFICATE . . . . . . . . . . . . . . . . .      29          10

    EXCUSE FOR NONPERFORMANCE. . . . . . . . . . . . . . .       9           4

    EXHIBITS . . . . . . . . . . . . . . . . . . . . . . .      60          21

    GLASS. . . . . . . . . . . . . . . . . . . . . . . . .      27          10

    GOVERNMENTAL REGULATIONS . . . . . . . . . . . . . . .      12           4

    HOLDING OVER . . . . . . . . . . . . . . . . . . . . .      41          18

    INCREASE IN INSURANCE PREMIUMS . . . . . . . . . . . .      26           9

    INDEMNIFICATION. . . . . . . . . . . . . . . . . . . .      23           8

    JANITORIAL SERVICE . . . . . . . . . . . . . . . . . .      52          20

    LEASE YEAR . . . . . . . . . . . . . . . . . . . . . .       5           3

    LEGAL EXPENSES . . . . . . . . . . . . . . . . . . . .      38          16

    LOSS AND DAMAGE. . . . . . . . . . . . . . . . . . . .      40          17

    MAINTENANCE AND REPAIRS. . . . . . . . . . . . . . . .      16           5

    NO OPTION. . . . . . . . . . . . . . . . . . . . . . .      57          21

    NO PARTNERSHIP RELATION. . . . . . . . . . . . . . . .      49          19

    NON-EXCLUSIVE USE. . . . . . . . . . . . . . . . . . .      21           8

    NOTICES. . . . . . . . . . . . . . . . . . . . . . . .      50          19

    OPTION TO CURE DEFAULT . . . . . . . . . . . . . . . .      45          19

    OPTION TO RENEW. . . . . . . . . . . . . . . . . . . .      59          21

    OWNERSHIP OF IMPROVEMENTS AND FIXTURES . . . . . . . .      15           5

    PREMISES . . . . . . . . . . . . . . . . . . . . . . .       1           2

    QUIET ENJOYMENT. . . . . . . . . . . . . . . . . . . .      43          18

    RECORDING--SHORT FORM LEASE. . . . . . . . . . . . . .      58          21

    RIGHT TO RELET . . . . . . . . . . . . . . . . . . . .      36          15

                                                             Paragraph      Page
                                                             ---------      ----
    RIGHT TO RELOCATE. . . . . . . . . . . . . . . . . . .      54          20

    RIGHT TO TERMINATE . . . . . . . . . . . . . . . . . .      37          16

    RULES AND REGULATIONS. . . . . . . . . . . . . . . . .      18           7

    SEVERABILITY . . . . . . . . . . . . . . . . . . . . .      53          20

    SUBORDINATION. . . . . . . . . . . . . . . . . . . . .      31          11

    SUCCESSORS . . . . . . . . . . . . . . . . . . . . . .      42          18

    SURRENDER OF PREMISES. . . . . . . . . . . . . . . . .      17           6

    TENANT'S FIRE INSURANCE. . . . . . . . . . . . . . . .      24           9

    TENANT'S LIABILITY INSURANCE . . . . . . . . . . . . .      22           8

    USE OF PREMISES. . . . . . . . . . . . . . . . . . . .       2           2

    UTILITIES AND CHARGES. . . . . . . . . . . . . . . . .      28          10

    WAIVER OF DEFAULT. . . . . . . . . . . . . . . . . . .      44          18

    WAIVER OF SUBROGATION. . . . . . . . . . . . . . . . .      25           9

    WASTE OR NUISANCE. . . . . . . . . . . . . . . . . . .      11           4

                                        LEASE

    INDENTURE OF LEASE made this lst day of October, 1983, by and between WEST ACRES OFFICE PARK, a North Dakota general partnership, (called "WAOP" or the "Landlord"), whose post office address is 1701 38th Street South, Fargo, North Dakota, and GREAT PLAINS SOFTWARE, INC. (the "Tenant"), whose post office address is 1701 38th Street South, Fargo, North Dakota 58103

    WITNESSETH:

    1. PREMISES. In consideration of the rents, covenants, conditions and agreements reserved and contained in this lease, and to be performed on the part of the Tenant, Landlord demises and leases to Tenant, and Tenant hires and leases from Landlord, those certain premises and facilities located in the West Acres Office Park Building ("Building") in Fargo, North Dakota, which premises consist of:

    (a) Office space on the lower level of the building, including 1,276 square feet,

    (b) Office space on the main floor of the building, including 9,267 square feet,

    (c) Four parking spaces in the underground parking facility of the building.

All called the "Leased Premises." But reserving and excepting to Landlord the use of the exterior walls and the roof, for such maintenance and repairs as normally may be required, and the right to install, maintain, use, repair and replace pipes, ducts, conduits and wire leading through the Leased Premises in locations which will not materially interfere with Tenant's use thereof and serving other parts of the Building. The location of the Leased Premises are outlined and marked on the attached plan of the lower level and main floor of the Building, marked Exhibit "A" and made a part of this lease.

    2. USE OF PREMISES. Tenant shall occupy and use the Leased Premises solely for its offices plus shipping and production. Tenant shall occupy the Leased Premises at the commencement of the lease term, and shall occupy said premises therein continuously and uninterruptedly for the purpose above-stated. Tenant shall not use or permit, or suffer the use of, the Leased Premises for any other purpose.

    3. COMMON AREA. The use and occupation by the Tenant of the Leased Premises shall include the use in common with others entitled thereto of the open parking areas, service roads, sidewalks, walkways, landscaped areas and all other common areas and facilities now completed or to be completed; subject, however, to the terms and conditions of this lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by Landlord. Landlord shall provide adequate open parking areas for customers, business invitees of Tenant and other tenants. In addition, GPS shall have right to use west sidewalk for UPS and semi truck deliveries.

    4. COMMENCEMENT AND TERM. The term of this lease and Tenant's obligation to pay rent hereunder shall commence on October 1, 1983, (the commencement date) and unless sooner terminated as permitted by this lease or by law shall end at midnight on the last day of the 12th calendar month following the lease commencement date.

    5. LEASE YEAR. The term "lease year" means a period of twelve consecutive full calendar months. The first lease year shall begin on the date of commencement of the lease term if that date shall occur on the first day of a calendar month; if not, then the first lease year shall commence upon the first day of the calendar month next following the day of commencement of the lease term. Each succeeding lease year shall commence upon the anniversary of the date of the first lease year.

    6. BASE RENT. Beginning with the rent commencement date of this lease, the Tenant shall pay the Landlord a fixed annual base rent as follows:

    (a)  For the 1,276 square feet on the lower level, $6.00 per square foot

    (b) For the 9,267 square feet located on the main floor level of the building, $7.50 per square foot.

    The fixed annual base rent shall be paid to the Landlord in equal monthly installments of $6,430 in advance on the first day of each month during the term of this lease.

    7. CONSTRUCTION. Landlord aqrees to perform the fit up improvements of the interior of Tenant's Leased Premises as follows: construct appropriate dividing walls, lay carpeting and paint or recover the walls to the extent of $2.50 per square foot. Tenant agrees to reimburse Landlord for the cost of improvements exceeding the allowance of $2.50 per square foot. Landlord shall submit an itemized list of all costs.

    8. BUILDING. Landlord hereby reserves the right at any time to make alterations or additions to the building in which the Leased Premises are contained and to build adjoining the same; provided, however, that any improvements to be made in accordance with this paragraph shall not substantially interfere with the Tenant's use of the Leased Premises.

    9. EXCUSE FOR NONPERFORMANCE. Anything in this lease to the contrary notwithstanding, if performance of any act or obligation is prevented or delayed by an Act of God, war, labor disputes, or other cause or causes beyond the reasonable control of Landlord or Tenant, the time for the performance of the act or obligation will be extended for the period that such act or performance is delayed or prevented by any such cause. This provision shall not operate to excuse Tenant from prompt payment of rent, additional rent or any other payment or payments required by the terms of this lease.

    10. ACCEPTANCE OF PREMISES. Occupancy by Tenant of the Leased Premises, pursuant to the terms of this lease, shall constitute an acknowledgment by Tenant that the Leased Premises are in the condition called for by the lease and that Landlord has performed all of Landlord's work with respect thereto, except for such items which are not completed or do not conform to the terms of this lease or any exhibit and as to which Tenant shall have given notice to Landlord within thirty (30) days after Tenant assumes occupancy. Any disagreement which may arise between Landlord and Tenant with reference to the work to be performed by either of them shall be resolved by arbitration.

    11. WASTE OR NUISANCE. The Tenant shall not commit or suffer to be committed any waste upon the Leased Premises or any nuisance or other act or thing which may disturb the quiet enjoyment of any other tenant in the building in which the Leased Premises may be located.

    12. GOVERNMENTAL REGULATIONS. Tenant shall, at Tenant's sole cost and expense, comply with and faithfully observe all of the rules, regulations, ordinances, laws and requirements of county, municipal, state, federal and other applicable governmental authorities, present or future, which affect the occupancy or use of, or carrying on of Tenant's business or profession in the Leased Premises.

    13. ASSIGNMENT & SUBLETTING. Tenant shall not assign this lease in whole or in part, nor sublet all or any part of the Leased Premises, or grant licenses or concessions therein without the prior written consent of Landlord in each instance. The consent of Landlord shall not be unreasonably withheld. Notwithstanding any assignment or subletting, Tenant shall remain fully liable on this lease and shall not be released from performing any of its terms, covenants and conditions.

    14. ALTERATIONS AND IMPROVEMENTS. Without first obtaining Landlord's written approval and consent and delivering to Landlord at the time approval is sought, the drawing and specifications for any proposed work, Tenant shall not make, cause to be made, or contract for any alterations, additions, or improvements to be made on the Leased Premises, or to install therein any fixture, floor covering, interior or exterior lighting, plumbing fixtures, or other structural changes or additions to the premises.

    15. OWNERSHIP OF IMPROVEMENTS AND FIXTURES. All alterations, installations, additions and improvements made upon the Leased Premises by either party shall, unless Landlord otherwise elects (by giving notice thereof to Tenant not less than thirty (30) days prior to the expiration or other termination of this lease), become the property of the Landlord and shall remain upon and be surrendered with the Leased Premises as a part thereof at the expiration or sooner termination of this lease. Movable furniture, fixtures and other personal property installed by the Tenant at its expense shall remain its property and may be removed at any time, provided Tenant promptly repairs any damage caused by such removal.

         Tenant shall not place or suffer to be placed or maintained anywhere in the Leased Premises or on any exterior door, wall or window of the Leased Premises any sign, or advertising matter or other thing of any kind, and will not place or maintain any decoration, lettering, or advertising matter on the glass of any window or door of the Leased Premises without first obtaining Landlord's written approval and consent. Signs shall be harmonious to the general architectural treatment of the office space in the Building and must comply with sign criteria specified by Landlord in preliminary drawings and specifications. Tenant further agrees to maintain such sign, decorations, lettering, advertising matter or other things as may be approved in good condition and repair at all times.

    16. MAINTENANCE AND REPAIRS. With respect to maintenance and repairs Tenant agrees as follows:

         (a) Throughout the term of this lease, the Tenant, shall, at its sole expense, take good care of the

Leased Premises, maintain them in neat and good order, condition and repair; make good any injury or breakage done by Tenant or Tenant's agents, employees or licensees; and make all necessary interior repairs thereto--ordinary wear and tear excepted. All repairs made by the Tenant shall be at least equal in quality and class to the original work. It shall not, however, be the obligation of the Tenant to perform cleaning and routine daily maintenance which shall be the obligation of the Landlord as provided in paragraph 52 hereof. If the Landlord is required to make repairs to structural portions of the building by reason of Tenant's negligent acts or omission to act, or if Tenant refuses under the terms of this lease, to the reasonable satisfaction of Landlord after ten (10) days' written notice, then Landlord may make such repairs or conduct such maintenance without liability to Tenant for any loss or damage that may accrue to Tenant's property or to the Tenant's business, profession or other use of the Leased Premises, and upon completion thereof and presentation of a statement therefor, Tenant shall pay Landlord as additional rent at the time the next rental payment is due, the Landlord's cost and expenses of making such repairs or conducting such maintenance, plus fifteen percent (15%) for overhead and supervision.

         (b) The Tenant shall not be obligated to make any repair which is occasioned by defective materials or workmanship in the construction of the building or in any of the Landlord's improvements required by this lease and such repairs shall be made by the Landlord at its own expense. The Landlord during the term of this lease and any renewal or extension thereof, shall keep the structural supports and exterior walls of the building, including windows, doors and passageways from the lobby, street and parking area leading to the Leased Premises and the adjacent sidewalks and entrance lobby, in good order and repair and free of snow, ice, rubbish and all obstructions. The Landlord shall maintain in good working order and repair all plumbing, toilet facilities and other fixtures and equipment installed for the general supply of hot and cold water, heat, air conditioning and electricity as provided for in paragraph 28 of this lease.

    17. SURRENDER OF PREMISES. At the expiration of the tenancy hereby created, Tenant shall surrender the Leased Premises in as good condition and order as they were when Tenant took possession, ordinary wear and tear and damage by casualty excepted, and shall return all keys for the Leased Premises to Landlord and shall inform Landlord of all combinations on locks, safes and vaults, if any, in the Leased Premises. Tenant shall at its expense remove all fixtures, furniture, signs and any alterations or improvements made by Tenant as to which Landlord shall have made the election as provided in the article entitled

"Ownership of Improvements and Fixtures," before surrendering the Leased Premises as stated in this lease and shall repair any damage to the Leased Premises caused thereby. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this lease.

    18. RULES AND REGULATIONS. Landlord reserves the right to promulgate such reasonable rules and regulations relating to the building, common areas and facilities, and any part or parts thereof as Landlord may deem appropriate and for the best interests of the tenants for the common use of the Building.
Tenant agrees to abide by such rules which shall be uniformly applied and to cooperate in their observance. The rules and regulations, and any amendments or additions that may be made from time to time, shall be effective and become binding upon Tenant upon delivery of a copy of them to Tenant.

    19. CONTROL OF COMMON AREAS. All common areas and other facilities (as hereafter defined), provided by Landlord in or about the Building, for the general use, in common, of tenants, their officers, agents, employees, clients, customers, and invitees shall be subject to the exclusive control and management of Landlord, and Landlord shall have the right from time to time to promulgate and enforce reasonable rules and regulations as it may deem appropriate, with respect to all facilities and areas mentioned in this paragraph which shall apply equally and without discrimination to all tenants and permittees.
Landlord shall have the right to construct, maintain and operate lighting facilities on all said areas and improvements; to police the same; to change the area, level, location, and arrangement of such facilities; to close all or any portion of such areas or facilities to such extent as may, in the opinion of Landlord's counsel, be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or the public therein; to close temporarily all or any portion of the facilities; and to do and perform such other acts in said areas and improvements as in the use of good business judgment, Landlord shall determine to be advisable with a view of the improvement of the convenience and use thereof by Tenants, their officers, agents, employees, clients, customers, and invitees. Landlord will operate and maintain the common facilities referred to in this paragraph in such manner as it, in its sole discretion, shall determine and shall have full right and authority to employ and discharge all personnel with respect thereto; provided, however, that the common areas shall be available to the Tenant and its clients, customers, or invitees at all reasonable times.

    20. COMMON AREAS DEFINED. "Common areas and common facilities," whether such terms are used individually or collectively, mean all areas, space, equipment, signs and special services provided by Landlord for the common or joint use and benefit of the occupants of the Building and their officers, employees, agents, clients, customers and other invitees, including without limitation, the stairs, washrooms, utility rooms, hallways, and elevators.

    21. NON-EXCLUSIVE USE. All common areas and facilities not within the Leased Premises shall be used and occupied by Tenant under a non-exclusive right, in common with Landlord and all other Tenants in the Building, and if the amount of such areas be diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or abatement of rent, nor shall such diminution of such areas be deemed constructive or actual eviction.

    22. TENANT'S LIABILITY INSURANCE. Tenant shall during the entire lease term, keep in full force and effect at its own cost, a policy of public liability and property damage insurance with respect to the Leased Premises and the business or profession operated by Tenant and any of its subtenants in which the limits of public liability for bodily injury or death shall be not less than $250,000 per person, and not less than $500,000 per accident, and not less than $100,000 property damage in one accident. The insurance policy shall name Landlord, and any person, firms or corporations, if any, designated by it, as an assured, and shall contain a clause that the insurer will not cancel or change the insurance without first giving the Landlord at least thirty (30) days' prior written notice. The insurance shall be in a responsible company qualified to do business in North Dakota, as approved by Landlord, and a copy of the policy or a certificate of insurance shall be delivered to Landlord.

    23 . INDEMNIFICATION. Except for claims arising out of acts caused by the affirmative negligence of the Landlord or its representatives, Tenant covenants and agrees to indemnify, defend and save Landlord harmless from and against any and all injury, loss, claims, actions, damages, liability, costs and expense, including reasonable attorneys fees, in connection with loss of life, personal or bodily injury, damage to property, or litigation arising from or out of any occurrence in, upon or at the Leased Premises or the occupancy or use by Tenant of the Leased Premises, or occasioned anywhere wholly or in part by any act, neglect, or omission of Tenant, its agents, contractors, employees, servants, lessees or concessionaires.

    24. TENANT'S FIRE INSURANCE. Tenant agrees that during the entire term of this lease it will procure and keep in full force and effect at its own cost, fire and extended coverage insurance including vandalism and malicious mischief, to cover all of Tenant's fixtures, furniture, furnishings, equipment, not part of Tenant's Improvement, as herein defined, to the extent of an amount equal to at least their actual cash value. Insurance coverage for those installations and improvements which form a part of Tenant's Improvement, as herein defined, shall be carried by the Landlord in an amount sufficient to prevent the Landlord from becoming a co-insurer under the terms of the applicable policies, but, in any event, in an amount not less than ninety percent (90%) of the full insurable value as determined from time to time. The term "full insurable value" shall mean actual replacement cost without deduction for physical depreciation. Such insurance shall be issued by financially responsible insurers duly authorized to do business in this state.

    25. WAIVER OF SUBROGATION. Each of the parties hereto releases the other from any claim for recovery for any loss or damage to any of its property which is insured under valid and collectible insurance policies, to the extent of any recovery collectible under such insurance. It is further agreed that this waiver shall apply only when permitted by the applicable insurance policy.

    26.  INCREASE IN INSURANCE PREMIUMS. [OMITTED]

    27. GLASS. Tenant agrees to replace all glass when broken if such breakage is the result of the negligence of the Tenant, its employees, invitees or licensees.

    28. UTILITIES AND CHARGES. Landlord agrees to furnish water, electricity, sewer and any other utility used or consumed in or about the Leased Premises during the term of this lease.

         Landlord agrees to furnish air conditioning and heat to the Leased Premises at Landlord's expense for the term of the lease. It is agreed that in maintaining temperature levels in connection with both heat and air conditioning, Tenant agrees that Landlord may follow governmental recommendations as to such temperature levels made in the interest of energy conservation.

    29. ESTOPPEL CERTIFICATE. Landlord and Tenant each agree it will, at any time and from time to time, within ten (10) business days following written notice by the other party hereto specifying that it is given pursuant to this provision, execute, acknowledge and deliver to the party who gave such notice a statement in writing certifying that this lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified, and stating the modifications), and the dates to which the rent and any other payments due hereunder from Tenant have been paid in advance, if any, and stating whether or not to the best of knowledge of the signer of such certificate the other party is in default in performance of any covenant, agreement or condition contained in this lease, and if so, specifying each such default of which the signer may have knowledge.

         The failure of either party to execute, acknowledge and deliver to the other a statement in accordance with the foregoing provisions within the ten
(10) day period shall constitute an acknowledgment by the party given such notice, which may be relied upon by any person holding or proposing to acquire an interest in the Building or the Leased Premises or this lease from or through the other party, that this lease is unmodified and in full force and effect and that the rent has been duly and fully paid to and including the respective due dates immediately preceding the date of such notice and shall constitute, as to any person entitled as stated in this paragraph to rely upon such statements, a waiver of any default which may exist prior to the date of such notice.

    30. ATTORNMENT. Tenant shall, in the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power of sale under, any mortgage or deed of trust made by Landlord covering the Leased

Premises, attorn in writing to the mortgagee or purchaser at such foreclosure sale and recognize such purchaser as Landlord under this lease.

    31. SUBORDINATION. Tenant agrees that this lease shall be subordinated to any mortgages or trust deeds that may hereafter be placed upon said Leased Premises and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements, and extensions thereof provided that the mortgagee or trustee thereunder shall agree to recognize Tenant's rights under this lease as long as Tenant is not in default hereunder. Tenant further agrees that upon notification by Landlord or mortgagee to Tenant, this lease shall be or become prior to any mortgages or deeds of trust that may heretofore or hereafter be placed on said Leased Premises. Tenant shall execute and deliver whatever instruments may be required for the above purposes, and failing to do so after demand in writing, does hereby make, constitute and irrevocably appoint Landlord as its attorney-in-fact and in its name, place, and stead so to do. This lease may not be further modified without the consent of any such mortgagee or trustee. Additionally, Tenant agrees to execute estoppel certificates, from time to time, in form and consent reasonably satisfactory to such mortgagee or trustee.

    32. DAMAGE OR DESTRUCTION. With respect to damage or destruction, the following provisions shall govern:

         (a) Landlord's obligation. If the Leased Premises shall be partially or totally destroyed or damaged by fire or other insured casualty so as to become partially or totally untenantable, the same shall be repaired or rebuilt as soon as reasonably possible at the expense of Landlord, unless Landlord shall elect not to repair or rebuild as provided hereafter in subparagraph (b), and should there be a substantial interference with Tenant's business or profession, a just and proportionate part of the base rent, and of the additional rents, except that portion of additional rent designated Tenant's Improvement shall be abated until the premises are repaired or rebuilt.

         (b) Landlord's Election. If (i) the Leased Premises or the building in which the Leased Premises are located, shall be destroyed or damaged by fire or other insured casualty to the extent of fifty percent (50%), or more of the cost of replacement thereof under the coverage of Landlord's insurance (notwithstanding that the Leased Premises may be unaffected by such fire or other occurrence), or (ii) if the Leased Premises or the building in which they are located shall be partially or totally destroyed by a cause or casualty other than one covered by

Landlord's insurance, then, in any event, Landlord may, if it so elects, rebuild or put said Leased Premises and building in good condition and fit for occupancy within a reasonable time after such destruction or damage (with an equitable and proportionate adjustment of rent, as provided in the foregoing paragraph (a), until the premises are ready for occupancy), or it may give notice terminating this lease as of a date not later than thirty (30) days after such damage or destruction. If Landlord elects to restore, repair or rebuild, it shall within sixty (60) days after such damage or destruction, give Tenant notice of its intention to restore, repair or rebuild and then shall proceed with reasonable speed to make the repairs or reconstruction. Unless Landlord elects to terminate this lease, this lease shall remain in full force and effect; provided, however, that Tenant shall have the right to terminate this lease, upon not less than sixty (60) days' written notice to Landlord, if Landlord shall not have commenced the repair or restoration of the Leased Premises within one hundred twenty (120) days after its notice of election to repair, restore, or rebuild, or if Landlord shall not have restored, repaired or rebuilt the Leased Premises suitable for Tenant's use and occupancy within one
(1) year after the fire or other casualty (excluding time lost because of strikes, material shortages, Acts of God, or other causes beyond Landlord's control).

         (c) Landlord and Tenant Work. If Landlord shall elect or be obligated to repair or rebuild because of any damage or destruction, Landlord's obligation shall be limited to rebuilding or restoring the Leased Premises to a good condition and fit for occupancy substantially the same as prior to the damage or destruction including the restoration, replacement and rebuilding of Tenant's Improvement as herein defined; and Tenant shall be obligated to fully repair or replace all of its fixtures, furniture, equipment and other personal property, not specifically designated Tenant's Improvement, to the extent that the same are covered by insurance as provided for in this lease.

         (d) Mortgagee as Landlord. In the event that any mortgagee of the premises shall become the owner of the premises by virtue of a judgment of foreclosure or deed in lieu of foreclosure and such mortgagee thereby becomes Landlord, such mortgagee as Landlord, shall have no obligation to repair or rebuild the building of which the Leased Premises are a part in the event of damage or destruction as provided for in this paragraph 32, any provisions in the previous paragraphs of this lease to the contrary notwithstanding.
Provided, however, that in the event a mortgagee becomes Landlord it shall notify Tenant in writing of its decision not to repair or rebuild and thereafter Tenant shall have the right to terminate this lease pursuant to the provisions of paragraph 32(b) and further that this provision shall have no effect on the obligation of the Landlord to make the repairs and provide the maintenance as provided for in this lease under normal conditions.

    33. EMINENT DOMAIN. If the whole of the Leased Premises shall be taken by any authority under the power of eminent domain, then the terms of this lease shall cease as of the day possession shall be taken by such public authority, and rent shall be paid up to that date with a proportionate refund by Landlord of such rent (including additional rents) as shall have been paid in advance.
If more than forty percent (40%) of the Leased Premises shall be taken by any public authority under the power of eminent domain, then the Tenant shall have the option of terminating this lease as of the day possession shall be taken by public authority and rent shall be paid to that date. In the event Tenant elects to remain in possession, or if less than forty percent (40%) shall be so taken, all of the terms herein provided shall continue in effect except that rent shall be proportionately and equitably abated, and Landlord shall make all necessary repairs or alterations to the building of which the Leased Premises are a part in order to render it tenantable. All damages awarded for such taking under the power of eminent domain, whether for the whole or a part of the Leased Premises, shall be the property of the Landlord, whether such damages shall be awarded as compensation for diminution in value of the leasehold or to the fee of the building or land upon which the Leased Premises are a part; provided, however, that Landlord shall not be entitled to the award made to Tenant for loss of business, depreciation to or cost of removal of stock and fixtures owned by the Tenant. Provided further, however, that in the event the whole of the demised premises shall be taken and this lease terminated, the Tenant shall have no further obligation to the Landlord for that portion of the additional rent designated the cost of Tenant's Improvement as herein defined.

    34. CONDEMNATION OF LESS THAN FEE. In the event of a condemnation of a leasehold interest in all or a portion of the Leased Premises without the condemnation of the fee simple title also, this lease shall not terminate and such condemnation shall not excuse Tenant from full performance of all of its covenants hereunder, but Tenant in such event shall be entitled to present or pursue against the condemning authority its claim for and to receive all compensation or damages sustained by it by reason of such condemnation, and Landlord's right to recover compensation or damages shall be limited to compensation for and damages, if any, to its reversionary interest. It being understood, however, that during such time as Tenant shall be out of possession of the Leased Premises by reason of such condemnation, the lease shall not be subject to forfeiture for failure to observe and perform those covenants not calling for the payment of money. In the event the condemning authority shall fail to keep the premises in the state of repair required hereunder, to perform any other covenant not calling for the payment of money, Tenant shall have ninety (90) days after the restoration of possession to it within which to carry out its obligations under such covenant or covenants. At any time after such condemnation proceedings are commenced, Tenant agrees upon request of Landlord to assign to Landlord all compensation and damages payable by the condemnor to Tenant, to be held by the Landlord in escrow as security for the full performance of Tenant's covenants hereunder. Interest earned an such funds held in escrow shall accrue to the benefit of the Tenant. The compensation and damages received pursuant to said assignment shall be applied first to the payments of rents and all other sums from time to time payable by Tenant pursuant to the terms of this lease as such sums fall due, and the remainder, if any, shall be payable to Tenant at the end of the term hereof or on restoration of possession to Tenant, whichever shall first occur, it being understood and agreed that such assignment shall not relieve Tenant of any of its obligations under this lease with respect to such rents and other sums except as the same shall be actually received by Landlord.

    35. DEFAULT--RIGHT TO RE-ENTER. Timely payment of rent is an essential part of this lease. In the event of any failure of Tenant to pay any rental due hereunder when due; or any failure to keep and perform any other of the terms, conditions, covenants or agreements of this lease as covenanted and agreed to be observed or performed by the Tenant, the Landlord, prior to taking any other action, shall give the Tenant written notice specifying the default or defaults. Tenant shall have ten (10) days after receipt of such notice to correct any rental default and thirty (30) days to correct any other default or defaults.
In the event such defaults shall continue after written notice of such default or violation shall have been given to Tenant, or if Tenant or an agent of Tenant's shall falsify any report required to be furnished to Landlord pursuant to the terms of this lease or if Tenant or any guarantor of this lease shall become bankrupt or insolvent, or file any debtor proceedings, including a petition in bankruptcy; or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's or any such guarantors property, or makes an assignment for the benefit of creditors, or petitions for or enters into any arrangements, or if Tenant shall abandon or vacate the Leased Premises or suffer this lease to be taken under any writ of execution, then Landlord, besides other rights or remedies it may have, shall have the immediate right of re-entry and may remove all persons and property from the Leased Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of the Tenant, all without service of notice or resort to legal process and without being deemed guilty of trespass, or become liable for any loss or damage which may be occasioned thereby and without such re-entry working a forfeiture of the rents due and to be paid or any of the covenants, agreements and conditions to be kept and performed by the Tenant for the full term of this lease; provided that if the default be of such nature that it cannot be reasonably cured within said thirty (30) day period, the Tenant shall in good faith have promptly commenced the curing of such default within such period, then Tenant may be deemed not in default hereunder if it shall diligently proceed to cure such default within any grace period expressly allowed by the Landlord.

         In the event the leased premises are sub-let by Tenant and should any default occur requiring notice as provided for in this paragraph, Landlord agrees that it will furnish Tenant with a copy of such notice at the same time it is sent to any sub-Tenant. If such default is not corrected by the sub-Tenant during the specified period, Tenant shall have an additional period of ten (10) days to correct the default and, upon correction of such default, Tenant shall have the right and option to resume actual possession of the premises as the Tenant under this lease for the unexpired term.

    36. RIGHT TO RELET. Should Landlord elect to re-enter, as above provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this lease or it may, from time to time without terminating this lease, make such alterations and repairs as may be necessary in order to relet the Leased Premises, and relet said Leased Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this lease) and at such rental and upon such other terms and conditions as Landlord in its sole discretion may deem advisable. Upon each such reletting all rentals received by Landlord from the reletting shall be applied, first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including brokerage and attorney's fees and costs of such alterations and repairs; third, to the payment of all rents due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rents as the same may become due and payable hereunder. If such rentals received from such reletting during any month be less than those required to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such reentry or taking possession of said premises by Landlord shall be construed as an election on its part to terminate this lease unless a written notice of such termination be given by Landlord to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction.

    37. RIGHT TO TERMINATE. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this lease for such previous breach. Should Landlord at any time terminate this lease for any breach, it may, in addition to any other remedies it may have, recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the Leased Premises, reasonable attorney's fees, and including the worth at the time of such termination of the excess, if any, of the amount of the base rent as well as tax and insurance rent, common area charges and all other additional rents reserved in this lease for the remainder of the stated term over the then reasonable rental value of the Leased Premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Landlord.

    38. LEGAL EXPENSES. In case suit shall be brought for recovery of possession of the Leased Premises, for the recovery of any rents or any other amount due under the provisions of this lease, or because of the breach of any other covenant herein contained on the part of Tenant to be kept or performed, and a breach shall be established, Tenant shall pay to Landlord all expenses incurred therefor, including reasonable attorney's fees.

    39. ACCESS TO PREMISES. Landlord or its agents shall have the right to enter the Leased Premises at all reasonable times to examine the same, to show them to prospective purchasers or lessees of the building, and to make such repairs, alterations, improvements or additions in the Leased Premises or the building of which it is a part as may be necessary, and Landlord shall be allowed to take all material into and upon said premises that may be required therefor without the same constituting an eviction of Tenant in whole or in part, and the rent shall in no wise abate while said repairs, alterations, improvements or additions are being made, by reason of loss or interruption of business of Tenant because of the performance of any such work. Nothing herein contained shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever, for the care, supervision or repair of the building or of the Leased Premises, except as otherwise herein specifically provided.

    During the three months prior to the expiration of this lease Landlord may show the premises to prospective tenants and place upon the premises the usual notices "To Let" and "For Rent" which notices Tenant shall permit to remain thereon without molestation. If during the last month of the term Tenant shall have removed all or substantially all of its property therefrom, Landlord may immediately enter and alter, renovate or redecorate the premises without elimination or abatement of rent or other compensation and such action shall have no effect upon this lease.

    40. LOSS AND DAMAGE. Landlord, its agents and employees shall not be liable for, and Tenant waives all claims for, loss or damage to Tenant's business or damage to person or property sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence (unless caused by or resulting from the negligence of Landlord, its agents, servants or employees) in or upon the Leased Premises or the building of which it is a part, or any other area of the Building, including but not limited to claims for damage resulting from any equipment, machinery or appurtenances becoming out of repair; injury done or occasioned by wind; any defect in or failure of plumbing, heating, ventilating or air conditioning equipment, electric wiring or installation thereof, gas, water and steam pipes, stairs, porches, railings or walks; brcken glass; the backing up, overflowing or leaking of any sewer pipe or downspout; the bursting, leaking or running of any tank, tub, washstand, water closet, waste pipe, drain or any other pipe or tank in, upon or about such building or Leased Premises; the escape of steam or hot water; water, snow or ice being upon or coming through the roof, skylight, trapdoor, stairs, doorways, show windows, walks or any other place upon doorways, show windows, walks or any other place upon or near such building or the Leased Premises or otherwise; the falling of any fixture, plaster, tile or stucco; and any act, omission or negligence of other tenants, licensees or of any other persons in or occupants of said building or of adjoining or contiguous buildings, or of owners or occupants of adjacent or contiguous property of the Building. Tenant shall give immediate notice to Landlord or its agent in case of fire, accident, casualty, or other untoward incident in the Leased Premises or in the building of which the premises are a part, and of any defects therein or in any fixtures or equipment.

    41. HOLDING OVER. Any holding over after the expiration of the term of this lease, with the consent of the Landlord, shall be construed to be a tenancy from month to month at the rents herein specified (prorated on a monthly basis) and shall otherwise be on the terms and conditions herein specified, as far as applicable.

    42. SUCCESSORS. All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the respective heirs, executors, administrators, successors, and assigns of the said parties; and if there shall be more than one tenant, they shall all be bound jointly and severally by the terms, covenants, conditions and agreements herein. No rights, however, shall inure to the benefit of any assignee of Tenant unless the assignment to such assignee has been approved by Landlord in writing as hereinbefore provided.

    43. QUIET ENJOYMENT. Upon payment by the Tenant of the rents herein provided and upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Leased Premises and appurtenances for the lease term without hindrance or interruption by Landlord or any other person lawfully claiming by, through or under Landlord, subject, nevertheless, to the other terms and conditions of this lease, and to all mortgages and underlying leases of record to which this lease may be or become subject or subordinate.

    44. WAIVER OF DEFAULT. The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any existing or preceding breach by Tenant of any term, covenant or condition of this lease, other than the failure of Tenant to pay the particular rent accepted, regardless of Landlord's knowledge of such preceding or existing breach at the time of acceptance of such rent. No covenant, term, or condition of this lease shall be deemed to have been waived by Landlord, unless such waiver be in writing signed by Landlord.

    45. OPTION TO CURE DEFAULT. Except as otherwise provided for herein, Landlord may, at its option, elect to cure at any time, without notice, any default by Tenant under this lease; and whenever Landlord so elects, and if not otherwise expressly provided for in this lease, all costs and expenses incurred by Landlord in curing a default, including, without limitation, reasonable attorney's fees, together with interest an the amount of costs and expenses so incurred at the rate of ten percent (10%) per annum, shall be paid by Tenant to Landlord on demand, and shall be recoverable as additional rent.

    46. ACCORD AND SATISFACTION. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this lease provided.

    47. CONSENT AND APPROVAL. Whenever under this lease the consent or approval of either party hereto is required by the other party, such consent or approval shall not be unreasonably withheld or delayed.

    48. ENTIRE AGREEMENT. This lease and the exhibits now or hereafter attached (as provided herein) and forming a part hereof, set forth all the covenants, promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

    49. NO PARTNERSHIP RELATION. Landlord does not, in any way or for any purpose, become a partner of Tenant in the conduct of its business, or otherwise, or joint adventurer or a member of a joint enterprise with Tenant.

    50. NOTICES. Any notice, demand, request or other instrument required to be given under this lease shall be delivered in person or sent by United States certified mail, postage prepaid, and shall be addressed: (a) if to Landlord, at the address first hereinabove given or at such other address as it may designate by written notice, and (b) if to Tenant, at the Leased Premises or at such other address as Tenant shall designate by written notice.

    51. BROKERAGE. Each of the parties represents and warrants that there are no claims for brokerage commissions or finder's fees in connection with the execution of this lease, except as listed below, and each of the parties agrees to indemnify the other against, and hold it harmless from, all liabilities arising from any such claim (including, without limitation, the cost of attorney fees in connection therewith) except as follows: NONE

    52. JANITORIAL SERVICE. The Landlord at its expense shall provide daily general janitorial services for the Leased Premises Monday through Friday, except for holidays.

    53. SEVERABILITY. If any term, covenant or condition of this lease shall, to any extent, be invalid or unenforceable, the remainder of this lease, or the application of such term, covenant or condition to person or circumstances other than those in respect to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this lease shall be valid and be enforced to the fullest extent permitted by law.

    54. RIGHT TO RELOCATE. The purpose of the site plan attached hereto as Exhibit "B" is to show the approximate location of the leased premises in the Office Park. Landlord reserves the right at any time to relocate the building or buildings, automobile parking areas, excess road, utility facilities and other common areas and facilities shown on said site plan. The relative location of the leased premises in the Office Park will be maintained as much as reasonably possible.

    55. ADDITIONAL BUILDINGS TO BE CONSTRUCTED. It is contemplated by Landlord, and understood by Tenant, that the building wherein the leased premises are constructed which, when all four are completed, will constitute an integrated office complex of four buildings. In making this statement Landlord does not warrant that all or any of the additional office buildings will actually be constructed nor does it state that it will be the actual owner of any or all of the additional office buildings. The statement concerning additional construction is made purely for purposes of mutual understanding and clarity. Wherever in this lease the term, "Office Park" is used and particularly in reference with its use in connection with its share of tax increases, insurance increases, operating costs adjustment, and common area costs, refers only to the building in which the leased premises are situated.

    56. ADJACENT EXCAVATION. If any excavation or other building operation shall be made upon land adjacent to the leased premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, or construction, license to enter upon the leased premises for the purpose of doing such work as Landlord shall deem necessary to preserve the wall or the building of which the leased premises form a part from injury or damage and to support the same by proper foundations, without any claim for damages or indemnification against Landlord or diminution or abatement of rent.

    57. NO OPTION. This submission of this lease for examination does not constitute a reservation of or option for the Leased Premises and this lease becomes effective as a lease only upon execution and delivery thereof by Landlord and Tenant.

    58. RECORDING--SHORT FORM LEASE. Tenant shall not record this lease without the written consent of Landlord; however, upon the request of either party the other party shall join in the execution of a memorandum or so-called "short form" of this lease for the purposes of recordation after Tenant shall open for business. Said memorandum or short form of lease shall describe the parties, the Leased Premises and the term of this lease and shall incorporate this lease by reference.

    59. OPTION TO RENEW. Landlord grants to Tenant one separate one (1) year option to renew this lease after expiration of the original term, subject to rental adjustment as provided for in this paragraph. To exercise this option, Tenant must give Landlord written notice of its intention to renew this lease at least sixty (60) days before the expiration of the lease. The rent for the additional option year shall be determined by increasing the annual base rent payable during the initial term of the lease, upwardly in direct proportion to the percentage of change in the "All-Urban Consumer Price Index" as published for Minneapolis, Minnesota by the Bureau of Labor Statistics, United States Department of Labor or such other recognized governmental publication which states the Consumer Price Index. The base year shall be the index as it existed on September 30, 1983, and the base shall be used for the option year by comparing it to the September 30, 1984 index.

AFR means "adjusted fixed rent." The formula for determining the AFR for the option year shall be as follows:

    AFR = Base Rent x CPI in pertinent year
                       ---------------------
                       CPI in base year

    60. EXHIBITS. The exhibits listed in this article and attached or to be attached to this lease are hereby incorporated in and made a part of this lease.

         Exhibit A.     Floor Plan.
                        (Paragraph 1)

         Exhibit B.     Site Plan.
                        (Paragraph 54)

         Exhibit C.     Rules and Regulations of Office
                        Park.

         IN WITNESS WHEREOF, the parties have signed this agreement as of the day and year first above written.

In Presence of:                        WEST ACRES OFFICE PARK

--------------------------------------------------------------------------------

/s/ Dennis L. Fuhrman                  By /s/ Mark B. Foss
-------------------------                 --------------------------
                                          Mark B. Foss,
                                          a general partner

                                            Landlord

                                       GREAT PLAINS SOFTWARE, INC.


/s/ Michael A. Slette                     By /s/ Douglas J. Burgum
-------------------------                 ----------------------------
                                          Douglas J. Burgum, President
                                          4/18/84

/s/ Michael A. Slette                     Attest /s/ Joe Peltier
--------------------------                       -------------------------
                                                 Secretary

                                                    Tenant

                            FLOOR PLAN OF LEASED PREMISES




                                (Floor Plan Attached)








                                      EXHIBIT A

                                  SITE PLAN OF WAOP




                                 (Site Plan Attached)









                                      EXHIBIT B

                         RULES AND REGULATIONS OF OFFICE PARK












                                      EXHIBIT C

WEST ACRES OFFICE PARK
1701 38TH STREET SW                 AMENDMENT
FARGO ND 58103                      ---------

THIS AMENDMENT IS TO BE ATTACHED AND WILL CONSTITUTE A PART OF THE LEASE DATED OCTOBER 1, 1983, BY AND BETWEEN WEST ACRES OFFICE PARK (HEREAFTER REFERRED TO AS WAOP, A PARTNERSHIP) AS LANDLORD AND GREAT PLAINS SOFTWARE, INC. (HEREAFTER REFERRED TO AS GPS) AS TENANT, COVERING THE CONTINUING LEASING OF OFFICE SPACE IN THE WAOP BUILDING. AS HEREIN STATED, GPS SHALL CONTINUE TO LEASE THE FOLLOWING OFFICE SPACE UNTIL JUNE 30, 1995 AT THE INDICATED RATES:


                                     TOTAL SQUARE    COST PER        MONTHLY
AREA DESCRIPTION                         FEET       SQUARE FOOT       RENTAL
----------------                     ------------   ------------   ------------
BASEMENT:
1. nw corner                                  741          $7.00           $432
2. northwest (foss small repro)               520          $7.00            303
3. west conf room                             300          $7.00            175
4. northeast                                1,275          $7.00            744
5. southwest corner                         1,276          $7.00            744
6. south middle                               280          $7.00            163

MAIN:
7. north                                    5,355         $10.85          4,842
8. southwest corner                         3,912         $10.85          3,537

TOP:
9. north                                    5,354         $10.85          4,841
10. south                                   7,825         $10.85          7,075
                                      -----------                   -----------
              SUBTOTALS                    26,838                       $22,857
PARKING:
1. garage (four paid at $45, five free)                                    $180
2. outside plug-ins (six paid at $7.50, three free)                          45
                                                                    -----------
                         TOTAL MONTHLY RENTAL                           $23,082
                                                                    --------
                                                                    --------

ADDITIONALLY, WAOP AND GPS HAVE AGREED TO THE FOLLOWING:

A. AN ANNUAL OPERATING COST ADJUSTMENT SHALL BE IN EFFECT WHICH WILL CONSIST OF THE DIFFERENCE BETWEEN EACH CALENDAR YEAR'S EXPENSE LESS THE BASE YEAR OF 1992 FOR THE FOLLOWING ITEMS ONLY: (PRORATED BASED UPON SQUARE FOOTAGE)

         UTILITIES                JANITORIAL
         REAL ESTATE TAXES        SUPPLIES

B. THERE SHALL BE A SIX MONTH LEASE TERMINATION NOTIFICATION BY GPS OR THE LEASE SHALL AUTOMATICALLY RENEW FOR ONE ADDITIONAL YEAR.

C. GPS TO PAY 1/2 THE COSTS OF PAVING THE WEST PARKING LOT, WITH A CREDIT AGAINST RENT FOR ANY YEAR THEREAFTER AT THE % OF CREDIT EQUAL TO THE OCCUPANCY DURING ANY YEAR THEREAFTER IN RELATION TO THE OCCUPANCY SQUARE FOOTAGE AS OF DECEMBER 31, 1992 TIMES THE 1/2 AMOUNT PAID BY GPS. (TO CONTINUE THEREAFTER UNTIL THE AMOUNT PAID BY GPS IS FULLY RECOVERED.)

D. THIS AGREEMENT SHALL BE RETROACTIVE TO JANUARY 1, 1993 AND SHALL CONTINUE THROUGH JUNE 30, 1995.

WEST ACRES OFFICE PARK                 GREAT PLAINS SOFTWARE, INC


BY /s/ Dennis L. Fuhrman               BY  /s/ Douglas J. Burgum
  -----------------------------          -----------------------------------
  landlord                               tenant

  DENNIS L FUHRMAN, GENERAL PARTNER      DOUGLAS J BURGUM, PRESIDENT

WITNESS /s/ Michael A. Slette              WITNESS /s/ JoDee Geist
       ------------------------                    -------------------------

DATED THIS 20 DAY OF JULY, 1993.
           --        ----

WEST ACRES OFFICE PARK     AMENDMENT TO LEASE DATED OCTOBER 1, 1983
1701 38TH STREET SW        ----------------------------------------
FARGO ND 58103

THIS AMENDMENT IS TO BE ATTACHED AND WILL CONSTITUTE A PART OF THE LEASE DATED OCTOBER 1, 1983, BY AND BETWEEN WEST ACRES OFFICE PARK (HEREAFTER REFERRED TO AS WAOP, A PARTNERSHIP) AS LANDLORD AND GREAT PLAINS SOFTWARE, INC. (HEREAFTER REFERRED TO AS GPS) AS TENANT, COVERING THE CONTINUING LEASING OF OFFICE SPACE IN THE WAOP BUILDING. AS HEREIN STATED, GPS SHALL CONTINUE TO LEASE THE FOLLOWING OFFICE SPACE UNTIL DECEMBER 31, 1998 AT THE INDICATED RATES:

                                     TOTAL SQUARE               COST PER       MONTHLY
AREA DESCRIPTION                         FEET                  SQUARE FOOT      RENTAL
----------------                         ----                  -----------      ------
BASEMENT:
1. nw corner                                  741                    $7.63        $471
2. northwest (foss small repro)               520                    $7.63         331
3. west conf room                             300                    $7.63         191
4. northeast                                1,275                    $7.63         811
5. southwest corner                         1,276                    $7.63         811
6. south middle                               280                    $7.63         178

MAIN:
7. north                                    5,355                   $12.50       5,578
8. southwest corner                         3,912                   $12.50       4,075

TOP:
9. north                                    5,354                   $12.50       5,577
10. south                                   7,825                   $12.50       8,151
                                        ---------                            ---------
                 TOTALS                    26,838    Total Sq. Feet            $26,172    Per Month
                                        ---------                            ---------
                                        ---------                            ---------

PARKING:
1. garage (four paid at $45, five free)                                           $180
2. outside plug-ins (six paid at $7.50, three free)                                 45
                                                                             ---------
         TOTAL MONTHLY RENTAL                                                  $26,397
                                                                              ------
                                                                              ------

ADDITIONALLY, WAOP AND GPS HAVE AGREED TO THE FOLLOWING:
------------------------------------------------------

A. This amendment shall be effective July 1, 1996, and continue thru June 30, 1998.

B. The rent shall be adjusted at each annual anniversary date by the change in the Midwest Consumer Price Index as of March 31, 1996...not to exceed 3% annually.

C.  WAOP shall perform the following maintenance...
    1.  Update bathrooms               3.  Eliminate basement sewer odor
    2.  Paint hallways, where needed   4.  Add additional landscaping

D.  There will no longer be an annual operating cost adjustment clause.

E. WAOP shall reimburse GPS for their 50% share of the parking lot paving as per the amendment dated July 20, 1993...consisting of $15,000.

F. GPS must give notice no later than January 1, 1998, if they plan on vacating these premises on or before June 30, 1998.


WEST ACRES OFFICE PARK                      GREAT PLAINS SOFTWARE, INC.


BY /s/ D. Fuhrman                           BY /s/ Jodi Uecker-Rust
   --------------------------------            -------------------------------
    (as Landlord)                                (as Tenant)
  DENNIS L FUHRMAN, GENERAL PARTNER           JODI UECKER-RUST


WITNESS /s/ A. Hogue                        WITNESS /s/ Lorraine Elliott
        ---------------------------                 --------------------------


                         DATED THIS 6TH DAY OF August, 1996.